Exhibit 32.2

        Certification of CFO Pursuant to 18 U.S.C. Section 1350
  as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Annual Report of Paradise, Inc. on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack M. Laskowitz, as Chief Financial Officer of Paradise, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Paradise, Inc.


         /s/ Jack M. Laskowitz                    Date:  March 31, 2005
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       Jack M. Laskowitz
       Chief Financial Officer and Treasurer








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